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News Release	May 24, 2021

Hyzon Motors Announces Strategic Collaboration

with Sojitz Machinery Corporation of America

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Partnership is designed to connect Hyzon’s leading hydrogen fuel cell solutions with Sojitz Machinery Corporation of America’s customers and suppliers, helping warehouse and logistics businesses decarbonize operations

-	Hyzon and Sojitz will explore possibilities to develop new fuel cell-powered machinery and applications, including forklifts

-	Sojitz Machinery Corporation of America is part of the Sojitz Group, a world-class, global distributor of machinery and equipment headquartered in Tokyo, Japan

May 24, 2021, Rochester, NY: Hyzon Motors Inc. (“Hyzon”), a leading global supplier of zero-emission hydrogen fuel cell-powered heavy vehicles, today announced it has signed a strategic collaboration agreement with Sojitz Machinery Corporation of America (“SMA”) to partner in penetrating new markets and exploring the development of new fuel cell-powered commercial mobility applications. This comes ahead of Hyzon’s proposed business combination with Decarbonization Plus Acquisition Corporation (NASDAQ: DCRB), a publicly-traded special purpose acquisition company (SPAC), as announced on February 9, 2021, that would result in Hyzon becoming a publicly listed company. Completion of the proposed transaction is subject to customary closing conditions.

SMA is a subsidiary of the Sojitz Group, a world-class global distributor of machinery and equipment headquartered in Tokyo, Japan. Sojitz Group has established new policies and targets to fulfil its commitment for realizing a decarbonized society as announced in Sojitz’s long-term sustainability vision alongside Japan’s broader commitment to reduce CO2 emissions by up to 50% by 2030.

The strategic relationship between Hyzon and SMA is designed to connect Hyzon’s hydrogen fuel cell-powered heavy vehicles and leading fuel-cell technologies with Sojitz customers and suppliers, enabling access to new markets and helping warehouse and logistics businesses decarbonize their operations. Hyzon and Sojitz will also jointly explore possibilities to bring new fuel cell-powered machinery to market, including forklifts.

Craig Knight, CEO and Co-Founder of Hyzon, said:

“As the global energy transition takes hold, hydrogen has rapidly become the preferred fuel for a multitude of applications. We are excited to partner with Sojitz to look at providing the world’s largest retailers, manufacturers, warehouses, distribution centers and logistics companies with zero-emission vehicles and a viable path to decarbonize their operations. This collaboration presents an opportunity to scale our core business of hydrogen powered heavy vehicles while potentially building new offerings in complementary areas that bring additional value to customers.”

Tadashi Miyazaki, President of SMA said:

“Our partnership with Hyzon Motors, which will help Sojitz Machinery of America and our customers decarbonize commercial mobility, is timely and supportive of Sojitz Group’s larger goal to achieve carbon neutrality by 2050. We look forward to a close relationship with Hyzon to bring its leading hydrogen fuel cell technologies to an increasing range of commercial applications, as the North American hydrogen mobility story gains pace. We are excited for the possibilities that collaboration between Sojitz and Hyzon can enable for clean commercial mobility - both in North America and globally.”

About Hyzon Motors Inc.

Headquartered in Rochester, NY and with operations in Europe, Singapore, Australia and China, Hyzon is a leader in hydrogen mobility. Hyzon is a pure-play hydrogen mobility company with an exclusive focus on hydrogen in the commercial vehicle market. Utilizing its proven and proprietary hydrogen fuel cell technology, Hyzon aims to produce zero-emission commercial vehicles for customers in North America, Europe, and across the world. The company is contributing to the escalating adoption of hydrogen vehicles through its demonstrated technology advantage, leading fuel cell performance and history of rapid innovation. Visit www.hyzonmotors.com.

About Sojitz Machinery Corporation of America

Sojitz Machinery Corporation of America (SMA) is a subsidiary of Sojitz Corporation, and is 80% owned by Sojitz Machinery Corporation and 20% owned by Sojitz Corporation of America. SMA is specialized to handle all production machinery equipment in North and South America. Recently SMA is enhancing the field of advanced technology development of mobilities, such as battery cells and fuel cells, plastic recycling and contributing to reducing running cost so that its customers can be more productive and competitive. SMA is trying to contribute to make a better and enriched society through trading production machinery equipment and its parts.

About Sojitz Corporation

Sojitz Corporation is an integrated global trading company with approximately $15 billion in revenue. Headquartered in Tokyo, Sojitz Corporation consists of approximately 400 subsidiaries and affiliates located in Japan and throughout the world, developing wide-ranging general trading company operations in a multitude of countries and regions, and over 20,000 employees around the world. Sojitz Group has established new policies and targets to fulfill its commitment for realizing a decarbonized society as announced in Sojitz’s long-term sustainability vision for 2050, the “Sustainability Challenge”, aiming to realize net-zero carbon emissions by 2050.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB will file a definitive proxy statement and other relevant documents with the SEC. Stockholders and other interested persons are urged to read the proxy statement and any other relevant documents filed with the SEC when they become available because they will contain important information about DCRB, Hyzon and the proposed business combination. Stockholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about DCRB, Hyzon and the proposed business combination, without charge, at the SEC’s website located at www.sec.gov.

Participants in the Solicitation

DCRB, Hyzon and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from DCRB’s stockholders in respect of the proposed business combination and the other matters set forth in the definitive proxy statement. Information regarding DCRB’s directors and executive officers is available under the heading “Information About DCRB” in DCRB’s preliminary proxy statement related to the Proposed Business Combination filed with the SEC on March 17, 2021, as amended on May 14, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed business combination when it becomes available.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act. All statements, other than statements of present or historical fact included in this press release, including those regarding DCRB’s proposed acquisition of Hyzon and DCRB’s ability to consummate the transaction and the strategic collaboration agreement with Sojitz Machinery Corporation of America, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon, including risks and uncertainties described in the “Risk Factors” section of DCRB’s Preliminary Proxy Statement on Schedule 14A filed with the SEC on March 17, 2021, as amended on May 14, 2021, and other documents filed by DCRB from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurance that Hyzon will achieve its expectations.

Hyzon Motors Contacts

For US, Europe and Global Media:

Brian Brooks

H+K Strategies

713.752.1901

brian.brooks@hkstrategies.com

For Australasian Media:

Fraser Beattie

Cannings Purple

+61 421 505 557

fbeattie@canningspurple.com.au

For Investors:

Caldwell Bailey

ICR, Inc.

HyzonMotorsIR@icrinc.com

Forward Looking Statements

The information in this filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this filing, regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of Hyzon Motors Inc. (“Hyzon”), DCRB’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this filing, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon. In addition, DCRB cautions you that the forward-looking statements are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreement and Plan of Organization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., and Hyzon, any PIPE investor’s subscription agreement, and the other agreements related to the business combination (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, Hyzon, their affiliates or their respective directors and officers following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRB, regulatory approvals, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRB’s or Hyzon’s current plans and operations as a result of the announcement of the transactions; (v) Hyzon’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of Hyzon to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the business combination; (vi) risks relating to the uncertainty of the projected financial information with respect to Hyzon, including the conversion of pre-orders into binding orders; (vii) costs related to the business combination and the PIPE investment; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that Hyzon may be adversely affected by other economic, business, and/or competitive factors; (x) the amount of redemption requests by DCRB’s public stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of the risks or uncertainties, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s proxy statement, which was initially filed with the SEC on March 17, 2021, and its periodic filings with the SEC, including its Annual Report on Form 10-K for annual period ended December 31, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB initially filed a proxy statement with the SEC on March 17, 2021. Additionally, DCRB will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they contain or will contain important information about the business combination and the parties to the business combination.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement relating to the business combination.